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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       __________________________________



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 26, 1999
                                                          --------------




                              TOWNE SERVICES, INC.
                              --------------------
                           (Exact Name of Registrant
                          as Specified in its Charter)




 Georgia                       000-24695                           62-1618121
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(State or Other               (Commission                    (I.R.S. Employer
Jurisdiction of               File Number)                 Identification No.)
Incorporation)




3295 River Exchange Drive, Suite 350, Norcross, Georgia                 30092
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     (Address of Principal Executive Offices)                       (Zip Code)




       Registrant's telephone number, including area code: (770) 734-2680
                                                           --------------




                                      N/A
                 ---------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

                  On March 26, 1999, Towne Services, Inc. announced that it had entered into a definitive Agreement and Plan of Merger dated as of March 25, 1999 (the "Merger Agreement") providing for, among other things, the merger of a wholly-owned subsidiary of Towne Services with and into Forseon Corporation, a California-based provider of inventory tracking and retail management systems. If the merger occurs, Forseon will be a wholly-owned subsidiary of Towne. The merger has been approved by the Boards of Directors of all companies involved.

                  Pursuant to the Merger Agreement, each outstanding share of Forseon common stock (an aggregate of 735,294 shares, excluding any shares held in the treasury of Foreseon and including all outstanding options, as defined in the Merger Agreement), shall automatically be canceled and extinguished and shall thereafter be converted into only the right to receive a total of 2,075,345 shares of Towne Services common stock, subject to an escrow provided for in the Merger Agreement. The conversion ratio is approximately 2.82 shares of Towne Services common stock for each one issued and outstanding share of Forseon common stock.

                  The closing of the Merger is subject to a number of conditions, including approval by the stockholders of Forseon, receipt of opinion letters to the effect that the merger is a pooling of interests for accounting purposes and the effectiveness of a registration statement with respect to the Towne common stock to be issued in connection with the Merger.

                  The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 99.1 and incorporated by this reference. The information that is set forth in the Press Release dated March 26, 1999, a copy of which is attached hereto as Exhibit 99.2, is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(C)               EXHIBITS.

                  99.1 Agreement and Plan of Merger dated as of March 25, 1999 by and among Foreseon Corporation, Towne Services, Inc., TSI Acquisition One, Inc. and certain of the stockholders of Foreseon Corporation.

                  99.2     Press Release dated March 26, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TOWNE SERVICES, INC.


                                          By: /s/ Bruce F. Lowthers, Jr.
                                              -----------------------------
                                              Bruce F. Lowthers, Jr.
                                              Senior Vice President and
                                              Chief Financial Officer
Dated: April 5, 1999

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                                 EXHIBIT INDEX

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

Exhibit
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
99.1 Agreement and Plan of Merger dated as of March 26, 1999 by and among Forseon Corporation, Towne Services, Inc., TSI Acquisition One, Inc. and certain of the stockholders of Forseon Corporation. Pursuant to
         Item 601(b)(2) of Regulation S-K, Towne agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.


99.2     Press Release dated March 26, 1999.


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